Exhibit 10.8

FIRST AMENDMENT TO

SUBORDINATED CREDIT AGREEMENT

This First Amendment to Subordinated Credit Agreement (this “First Amendment”) is made and entered into as of April 28, 2006 (the “Effective Date”) by and among ENERGY COMPONENTS SPC EEP ENERGY EXPLORATION AND PRODUCTION SEGREGATED PORTFOLIO, a Cayman Islands company, as Administrative Agent and Lender (each as defined in accordance with Section 1 below)(“Energy Components”), UNIONBANCAL EQUITIES, INC., a California corporation, as Lender (as defined in accordance with Section 1 below)(“UBEI”)(Energy Components and UBEI referred to collectively as the “Lenders”), CANO PETROLEUM, INC., a Delaware corporation (“Borrower”) and the GUARANTORS (as defined in accordance with Section 1 below).

WHEREAS, Lenders and Borrower entered into that certain Subordinated Credit Agreement dated as of November 29, 2005 (the “Agreement”);

WHEREAS, Borrower desires to purchase certain assets of Myriad Resources Corporation and its affiliates (the “Acquisition”);

WHEREAS, in connection with the Acquisition, Pantwist, LLC, a wholly-owned subsidiary of Borrower, desires to become a Guarantor pursuant to that certain Guaranty Agreement dated as of November 29, 2005 among Energy Components, as Administrative Agent for the Lenders, Ladder Companies, Inc., Square One Energy, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd.

WHEREAS, in connection with the Acquisition, Borrower desires to amend certain provisions of that certain Senior Credit Agreement dated November 29, 2005 among Borrower, Union Bank of California, N.A., as Senior Agent, and the lenders party thereto from time to time (the “Senior Facility”); and

WHEREAS, Lenders and Borrower desire to amend certain terms of the Agreement so that such amended terms are substantially similar to certain terms of the Senior Facility, as amended.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, Lenders, Guarantors and Borrower agree as follows:

1.             Certain Terms. Each term defined in the Agreement and used in this First Amendment without definition shall have the meaning assigned to such term in the Agreement, unless expressly provided to the contrary.

2.             Defined Terms. Section 1.01 of the Agreement is amended by inserting the following new definitions in alphabetical order:

“First Amendment” means the First Amendment to Subordinated Credit Agreement dated as of April 28, 2006 among the Borrower, the Guarantors, the Lenders, and the Administrative Agent, which amends this Agreement.

“Twister Oil and Gas Properties” means the Oil and Gas Properties acquired by the Pantwist, LLC from Myriad Resources Corporation and its affiliates pursuant to that certain Asset Purchase and Sale Agreement among Myriad Resources Corporation, Westland Energy Company, and PAMTEX, a Texas general partnership composed of PAMTEX GP1 Ltd. and PAMTEX GP2 Ltd. as sellers, and the Borrower as the purchaser and dated April 25, 2006.

3.             Amendment to Section 4.07(a) of the Agreement. Section 4.07(a) of the Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

There is no pending or, to the best knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any of the Guarantors before any court, Governmental Authority or arbitrator which could reasonably be expected to cause a Material Adverse Change other than as set forth in Schedule 4.07 or which purports to affect the legality, validity, binding effect or enforceability of this Agreement, any Note, or any other Loan Document.

4.             Amendment to Section 5.04(d) of the Agreement. Section 5.04(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

(d)          Production and Hedging Reports. As soon as available and in any event within 45 days after the end of each fiscal quarter, commencing with the fiscal quarter ending March 31, 2006, a report certified by a Responsible Officer of the Borrower in form and substance satisfactory to the Administrative Agent prepared by the Borrower (i) covering each of the Oil and Gas Properties of the Borrower and its Subsidiaries (other than the Barnett Shale Properties) and detailing on a quarterly basis (A) the production, revenue, and price information and associated operating expenses for each such quarter, (B) any changes to any producing reservoir, production equipment, or producing well during each such quarter, which changes could cause a Material Adverse Change, and (C) any sales of the Borrower’s or any Subsidiaries’ Oil and Gas Properties during each such quarter (other than the Barnett Shale Properties), (ii) setting forth a true and complete list of all Hedge Contracts of the Borrower and its Subsidiaries and detailing the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counterparty to each such agreement, and (iii) certifying the Borrower’s compliance with Section 5.12 hereof.”

5.             Amendment to Section 5.12 of the Agreement. Section 5.12 of the Agreement is deleted in its entirety and replaced with the following:

Section 5.12         Hedging Arrangements. The Borrower shall:

(a) maintain the Hydrocarbon Hedge Agreements in existence on March 31, 2006 and as described in Schedule 5.12 for a minimum period of at least three years as of the end of December 31, 2006 and as of the end of each six month period ending thereafter,

(b) on or before 10 days following the effective date of the First Amendment, enter into, and from and after such date, maintain (i) Hydrocarbon Hedge Agreements covering not less than 50% of the “proved, developed and producing” crude oil reserves attributable to the Twister Oil and Gas Properties for a minimum period of at least three years as of the effective date of the First Amendment and as of the end of each two fiscal quarter period ending thereafter, and at a minimum floor of $60 per Bbl, and (ii) Hydrocarbon Hedge Agreements covering not less than 50% of the “proved, developed and producing” natural gas reserves attributable to the Twister Oil and Gas Properties for a minimum period of at least three years as of the effective date of the First Amendment and as of the end of each two fiscal quarter period ending thereafter, and with a weighted average contract price of $7.60 per Mcf, and

(c) notwithstanding any of the foregoing, maintain Hydrocarbon Hedge Agreements covering no less than 50% and no more than 80% of the production volumes attributable to “proved, developed and producing” Proven Reserves of the Borrower’s and its Subsidiaries’ Oil and Gas Properties.

6.             Schedule 4.07. A new Schedule 4.07 to the Agreement is added as set forth in Schedule 4.07 attached to this First Amendment.

7.             Schedule 4.21. Schedule 4.21 to the Agreement is replaced in its entirety with the Schedule 4.21 attached to this First Amendment.

8.             Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Agreement, as amended hereby, are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this First Amendment are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate and governing action and proceedings; (d) this First Amendment constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this First Amendment; and (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents.

9.             Guarantors Representations and Warranties. Each Guarantor represents and warrants that: (a) the representations and warranties contained in the Guaranty and the representations and warranties contained in the other Loan Documents, as amended hereby, are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this First Amendment are within the corporate, limited liability company, or partnership power and authority of such Guarantor and have been duly authorized by appropriate corporate, limited liability company, or partnership action and proceedings; (d) this First Amendment constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this First Amendment; (f) it has no defenses to the enforcement of the Guaranty; and (g) the Liens under the Security Instruments are valid and subsisting and secure such Guarantor’s and the Borrower’s obligations under the Loan Documents.

10.           Conditions to Effectiveness. This First Amendment and the amendments to the Agreement provided herein shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)           The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this First Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Lenders.

(b)           The Borrower or the respective Guarantor shall have delivered fully executed, multiple originals of new Mortgages or supplements to existing Mortgages, in form and substance acceptable to the Administrative Agent, and encumbering the Oil and Gas Properties acquired under the Acquisition.

(c)           The Administrative Agent shall have received a fully executed, correct and complete copy of the asset purchase and sale agreement relating to the Acquisition and all other documents, agreements, instruments and amendments, if any, related thereto and certified as such by a duly authorized officer of the Borrower.

(d)           The Collateral Trustee shall have received all requested lien releases, title opinions and other title due diligence material satisfactory to it evidencing the title to the Oil and Gas Properties to being acquired pursuant to the acquisition.

(e)           All conditions to the effectiveness of the Acquisition, other than the payment of the purchase price, shall have been met.

(f)            No Default shall have occurred and be continuing as of the Effective Date.

(g)           The representations and warranties in this First Amendment shall be true and correct in all material respects.

(h)           The Borrower shall have paid all fees and expenses of the Administrative Agent’s outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date.

11.           Acknowledgments and Agreements.

(a)           The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b)           The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this First Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)           Each of the Borrower, the Guarantors, Administrative Agent, and Lenders does hereby adopt, ratify, and confirm the Agreement, as amended by this First Amendment, and acknowledges and agrees that the Agreement, as amended by this First Amendment, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Agreement, as amended by this First Amendment, and the Guaranty, are not impaired in any respect by this First Amendment.

(d)           From and after the Effective Date, all references to the Agreement and the Loan Documents shall mean such Agreement and such Loan Documents as amended by this First Amendment.

(e)           This First Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this First Amendment shall be a Default or Event of Default, as applicable, under the Agreement.

12.           Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this First Amendment, and its execution and delivery of this First Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the

Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Agreement, the Notes or any of the other Loan Documents.

13.           Release of Claims. Borrower for itself, its successors, assigns and all those at interest therewith (collectively, the “Releasing Parties”), jointly and severally, hereby voluntarily and forever, RELEASE, DISCHARGE AND ACQUIT Administrative Agent, Lenders and their officers, directors, shareholders, employees, agents, successors, assigns, representatives, affiliates and insurers (sometimes referred to below collectively as the “Released Parties”) and all those at interest therewith of and from any and all claims, causes of action, liabilities, damages, costs (including, without limitation, attorneys’ fees and all costs of court or other proceedings), and losses of every kind or nature at this time known or unknown, direct or indirect, fixed or contingent, which the Releasing Parties, have or hereafter may have arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of execution of this First Amendment if related to this First Amendment and/or the Agreement (the “Released Claims”), except that the future duties and obligations of Lenders under such documents shall not be included in the term Released Claims. IT IS THE EXPRESS INTENT OF THE RELEASING PARTIES THAT THE RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM OR ATTRIBUTABLE TO THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES.

14.           Counterparts. This First Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This First Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.

15.           Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Agreement.

16.           Invalidity.              In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

17.           Governing Law. This First Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

18.           Entire Agreement. THIS FIRST AMENDMENT, THE AGREEMENT AS AMENDED BY THIS FIRST AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, this First Amendment is executed and effective as of the Effective Date.

BORROWER:

CANO PETROLEUM, INC.

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	Chief Executive Officer

GUARANTORS:

SQUARE ONE ENERGY, INC.

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

LADDER COMPANIES, INC.

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

W.O. ENERGY OF NEVADA, INC.

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

WO ENERGY, INC.

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

W.O. OPERATING COMPANY, LTD.
By: WO Energy, Inc., its general partner

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

W.O. PRODUCTION COMPANY, LTD.
By: WO Energy, Inc., its general partner

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

PANTWIST, LLC

By:	/s/ S. Jeffrey Johnson
Name:	S. Jeffrey Johnson
Title:	President

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LENDER AND ADMINISTRATIVE AGENT:

ENERGY COMPONENTS SPC EEP ENERGY EXPLORATION AND PRODUCTION SEGREGATED PORTFOLIO

By:	/s/ Mark Margason
Name:	Mark Margason
Title:	Authorized Signer

3

LENDER

UNIONBANCAL EQUITIES, INC.

By:	/s/ Michael A. Ross
Name:	Michael A. Ross
Title:	Vice President

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SCHEDULE 4.07

LITIGATION

On March 24, 2006, the Borrower and certain of the Guarantors were sued for claims relating to the March fires that occurred on properties operated by W.O. Operating Company, Ltd. The case is entitled: In the 100th Judicial District Court of Carson County, Texas, Cause No. 9840, The Tom L. and Anne Burnett Trust, by Anne Burnett Windfohr, Windi Phillips, Ben Fortson, Jr., George Beggs, III and Ed Hudson, Jr., as Co-Trustees; Anne Burnett Windfohr; and Burnett Ranches, Ltd., Plaintiffs, v. Cano Petroleum, Inc., W.O. Energy of Nevada, Inc.; W.O. Operating Company, Ltd. and W.O. Energy, Inc., Defendants.

On April 13, 2006, the Borrower and certain of the Guarantors received notice that they were sued for claims relating to the March fires that occurred on properties operated by W.O. Operating Company, Ltd. As of this date, neither the Borrower nor any of the Guarantors have been served with process in this case. The case is entitled: Joseph Craig Hutchison, et ux vs. Cano Petroleum, Inc., W.O. Energy of Nevada, Inc.; W.O. Operating Company, Ltd. and W.O. Energy, Inc. The plaintiffs’ attorney has also indicated that he will be adding two additional plaintiffs in this case, the Chisum Family Limited Partnership and the Haggard Trust.

SCHEDULE 4.21

MATERIAL AGREEMENTS

Engagement for Professional Services by and between Cano Petroleum, Inc. and Bainbridge Capital dated April 14, 2005.

Gas Purchase and Processing Agreement by and between Ladder Energy Company and ScissorTail Energy, LLC dated September 1, 2004.

Gas Sales and Purchase Agreement by and between Alliant Energy Desdemona, LP and KenMor Properties, LLC dated March 1, 2005.

Agreement by and between Square One Energy, Inc. and KenMor Properties, LLC dated October 7, 2005 (in which KenMor Properties, LLC assigns, transfers and conveys to Square One Energy, Inc. all of its right, title and interest in and to the Gas Sales and Purchase Agreement by and between Alliant Energy Desdemona, LP and KenMor Properties, LLC dated March 1, 2005), as amended by a First Amendment to Agreement dated October 7, 2005.

Gas Purchase Contract by and between Ladder Energy Company and Western Gas Resources, Inc. dated January 7, 1998.

Gas Purchase Contract by and between Square One Energy, Inc. and Newpoint Gas Services, Inc. dated April 21, 2004.

Crude Oil Purchase Agreement by and between Ladder Energy Company and Sunoco, Inc. (R&M) dated February 1, 2000, as amended by a letter agreement between Sunoco Partners Marketing & Terminals, L.P. and Ladder Energy Company dated September 12, 2005.

Crude Oil Purchase Agreement by and between Ladder Energy and Coffeyville Resources Crude Transportation dated October 4, 2005.

Natural Gas Liquid Mix Agreement by and between Square One Energy, Inc. and Dufour Petroleum, L.P. dated July 1, 2004, as amended by Amendment Letter dated October 1, 2005 and as amended by Amendment Letter dated November 1, 2005.

Office Lease Agreement by and between Ft. Worth Plaza Limited Partnership, a Texas limited partnership, as Landlord and Cano Petroleum, Inc. (assignee of Cano Energy Corporation), as Tenant, purportedly dated April 10, 2001, as amended by the First Amendment to Lease Agreement dated September 19, 2001.

Consulting Agreement by and between Cano Petroleum, Inc. and Reservoir Solutions, Inc. dated August 15, 2005.

Lignin Surfactant System Development Agreement by and between Cano Petroleum, Inc. and Reservoir Solutions, Inc. dated July 20, 2005.

Stock Purchase Agreement by and between Cano Petroleum, Inc., W. O. Energy of Nevada, Inc., Miles O’Loughlin and Scott White dated November 29, 2005.

Employment Agreement by and between Huron Ventures, Inc. and Michael J. Ricketts dated May 28, 2004.

Employment Agreement by and between Huron Ventures, Inc. and Thomas Cochrane dated May 28, 2004.

Employment Agreement by and between Cano Petroleum, Inc. and James K. Teringo, Jr. dated July 11, 2005.

Compensation Reimbursement Agreement by and between Cano Petroleum, Inc. and Sabine Production Operating, LLC dated October 31, 2005.

Omnibus Agreement by and between Cano Petroleum, Inc., Carlile Management, LLC, Haddock Enterprises, LLC and Sabine Production Partners, LP dated October 31, 2005.

Amended and Restated Regulations of Sabine Production Operating, LLC executed by Cano Petroleum, Inc., Haddock Enterprises, LLC and Carlile Management, LLC, effective as of August 3, 2005.

2005 Directors’ Stock Option Plan of Cano Petroleum, Inc.

Gas Purchase and Sales Contract by and between Arrow Oil and Gas, Inc. and STP, Inc. dated August 15, 2002.

Management Stock Pool Agreement dated May 28, 2004 among Huron Ventures Inc. and The Shareholders of Davenport Field Unit Inc.

Management Stock Pool Escrow Agreement dated May 28, 2004 by and among Huron Ventures Inc. and S. Jeffrey Johnson, et al.

Purchase and Sale Agreement dated August 16, 2004, by and between Cano Energy Corporation and Cano Petroleum, Inc.

Purchase and Sale Agreement dated September 2, 2004, by and between Nowata Oil Properties LLC and Cano Petroleum, Inc.

Purchase and Sale Agreement dated February 6, 2005, by and between Square One Energy, Inc. and Cano Petroleum, Inc.

Subscription Agreement dated October 8, 2004 by and between Cano Petroleum, Inc. and Randall Boyd.

Stock Option Agreement dated December 16, 2004, between Cano Petroleum, Inc. and Gerald W. Haddock.

Form of Subscription Agreement dated March 18, 2005.

Letter Agreement dated March 29, 2005 among the Haddock Enterprises, LLC, Cano Petroleum, Inc. and Kenneth Carlile.

Sabine Production Partners, LP Transaction Summary dated August 4, 2005.

Subscription Agreement dated September 16, 2005 by and between Cano Petroleum, Inc. and Howard Hughes Medical Institute.

Subscription Agreement dated September 16, 2005 by and between Cano Petroleum, Inc. and The Robert Wood Johnson Foundation.

Subscription Agreement dated September 16, 2005 by and between Cano Petroleum, Inc. and Laborers’ District Council and Contractors’ of Ohio Pension Fund.

Subscription Agreement dated September 16, 2005 by and between Cano Petroleum, Inc. and Ohio Carpenters’ Pension Fund.

Subscription Agreement dated September 16, 2005 by and between Cano Petroleum, Inc. and New York Nurses Association Pension Plan.

Subscription Agreement dated September 16, 2005 by and between Cano Petroleum, Inc. and Public Sector Pension Investment Board.

Subscription Agreement dated September 16, 2005 by and between Cano Petroleum, Inc. and Spindrift Investors (Bermuda) L.P.

Subscription Agreement dated September 16, 2005 by and between Cano Petroleum, Inc. and Spindrift Partners, L.P.

Non-Qualified Stock Option Agreement dated September 16, 2005 by and between Cano Petroleum, Inc. and James K. Teringo, Jr.

Subscription Agreement dated September 14, 2005 by and between Cano Petroleum, Inc. and Touradji Global Resources Master Fund, Ltd.

Subscription Agreement dated September 14, 2005 by and between Cano Petroleum, Inc. and Renaissance US Growth Investment Trust PLC.

Subscription Agreement dated September 14, 2005 by and between Cano Petroleum, Inc. and BFS US Special Opportunities Trust PLC.

Subscription Agreement dated September 14, 2005 by and between Cano Petroleum, Inc. and Crestview Capital Master, LLC.

Gas Purchase Contract between W.O. Operating Company, Ltd. and Duke Field Services LP dated November 1, 2003.

Gas Purchase and Sales Agreement dated September 1, 1975, between Skelly Oil Company, as Seller, and Phillips Petroleum Company, as Buyer.

Gas Purchase Contract between W.O. Operating Company, as Seller, and GPM Gas Corporation, as Buyer, dated March 15, 1994.

Gas Purchase Contract between Hugoton Energy Corporation, as Seller, and GPM Gas Corporation, as Buyer, dated August 3, 1995, covering Sections 3 and 4, Block Y, M&C Survey, Hutchinson County, Texas.

Crude Oil Purchase Contract between W.O. Operating Company, as Seller, and Diamond Shamrock Refining Company LP, dated August 6, 2001 (Valero is successor to Diamond Shamrock on this contract).

Gas Purchase Contract by and between W.O. Operating Company Limited, as Seller, and OneOK Texas Field Services LP, as Buyer, dated January 1, 2005.

Gas Purchase Contract between W.O. Operating Company, as Seller, and GPM Gas Corporation, as Buyer, dated March 15, 1995.

Gas Purchase Contract dated August 3, 1995 by and between W.O. Operating Company and Duke Energy Field Services, as amended on August 1, 2005 and September 1, 2005.

Oil Marketing Agreement dated January 13, 1994 by and between W.O. Operating Company and Pan Mark, Inc.

Registration Rights Agreement by and between Cano Petroleum, Inc. and Miles O’Loughlin dated November 29, 2005.

Registration Rights Agreement by and between Cano Petroleum, Inc. and Scott White dated November 29, 2005.

Credit Agreement among Cano Petroleum, Inc., as Borrower, The Lenders Party Hereto from Time to Time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender, dated November 29, 2005.

Subordinated Credit Agreement among Cano Petroleum, Inc., as Borrower, The Lenders Party Hereto From Time to Time, as Lenders, and Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio, as Administrative Agent, dated November 29, 2005.

Guaranty Agreement by and among Ladder Companies Inc., Square One Energy, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd. in favor of Union Bank of California, N.A., as Administrative Agent, dated November 29, 2005.

Guaranty Agreement by and among Ladder Companies Inc., Square One Energy, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd. in favor of Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio, as Administrative Agent, dated November 29, 2005.

Escrow Agreement by and among Cano Petroleum, Inc., Miles O’Loughlin, Scott White and The Bank of New York Trust Company, N.A., as Escrow Agent, dated November 29, 2005.

Pledge Agreement by and among Cano Petroleum, Inc., W.O. Energy of Nevada, Inc. and WO Energy, Inc. in favor of Union Bank of California, N.A., as Administrative Agent, dated November 29, 2005.

Security Agreement by and among Cano Petroleum, Inc., Ladder Companies Inc., Square One Energy, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd. in favor of Union Bank of California, N.A., as Administrative Agent, dated November 29, 2005.

Cano Petroleum, Inc. 2005 Long-Term Incentive Plan.

Form of Stock Option Agreement.

Summary of terms of purchase of overriding royalty interests by Cano Petroleum, Inc. from THEprivate Energy Company, Inc. dated December 27, 2005.

Summary Sheet:  Director Compensation.

Employment Agreement between Cano Petroleum, Inc. and S. Jeffrey Johnson effective January 1, 2006.

Amendment to Employment Agreement of Michael J. Ricketts effective January 1, 2006.

Amendment to Employment Agreement of Thomas Cochrane effective January 1, 2006.

Amendment to Employment Agreement of James K. Teringo, Jr. effective January 1, 2006.

Amendment No. 1 dated February 24, 2006, to the $100,00,000 Credit Agreement among Cano Petroleum, Inc., as Borrower, The Lenders Party Hereto From Time to Time as Lenders and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender dated November 29, 2005.

Gas Purchase Agreement dated 5-2-90 Between Maple Gas Corporation (Buyer) and Myriad Resources Corporation (Seller).

Gas Purchase and Sales Agreement dated 2-1-74 between Phillips Petroleum Company (Buyer) and Sohio Petroleum Company (Seller).

Gas Purchase Contract dated 11-1-87 between George A. Smith (Seller) and Westar Transmission Company [now Oneok Field Services] (Buyer).

Gas Purchase Contract dated January 14, 1998, between Myriad Resources Corporation (Seller) and GPM Gas Corporation (Buyer).

Gas Services and/or Purchase Agreement dated 7-20-99, by and between Myriad Resources Corporation (Owner) and Dynegy Midstream Services).

Gas Purchase Contract dated May 10, 1990, by and between Myriad Resources, as Seller, and Phillips 66 Natural Gas Company, as Buyer, covering Section 94, Block B-2, H&GN RR Company Survey, Gray County, Texas.

Gas Purchase Contract dated 10-31-95, between GPM Gas Corporation (Buyer) and Pamtex, Inc., et al (Seller).

Gas Purchase Contract dated 11-20-92 (Contract No. PAM0548-00R), between Rio Petroleum, Inc. (Seller) and GPM Gas Corporation (Buyer); as amended by instruments dated 6-1-99, 11-2-98 and 12-16-97.

Gas Purchase Agreement dated March 1, 2003, by and between Oneok Texas Field Services, LP (Buyer), and Myriad Resources Corporation (Seller) covering the E/2NW/4 and W/2NE/4, Section 67, Block 4, I&GN Survey, Carson County, Texas.

Gas Purchase Contract dated June 23, 1994, by and between Myriad Resources Corporation, as Seller, and GPM Gas Corporation, as Buyer, covering the NE/4 Section 33, Block B-2, H&GN Survey, Gray County, Texas.

Casinghead Gas Contract dated February 23, 1949, by and between Danciger Oil & Refining Company and Phillips Petroleum Company, as amended and extended.

Gas Purchase Contract dated 8-13-96, between GPM Gas Corporation (Buyer) and Myriad Resources Corporation (Seller). Covers Section 3, J.T. Sneed Survey.

Agreement dated June 25, 1928, by and between Roxana Petroleum Corporation and Danciger Oil & Refining Company of Texas covering the E 80 acres of SW/4, Section 5, Block 1, ACH&B Survey, Gray County, Texas.

Gas Purchase Contract dated 8-13-96, between GPM Gas Corporation (Buyer) and Myriad Resources Corporation (Seller). Covers Section 3, J.T. Sneed Survey.

Gas Purchase Contract dated 10-1-04, between Oneok Texas Field Services, L.P. (Buyer) and Pamtex, Inc. (Seller). /4 and the E/2 NW/4, Section 127, Block 3, I&GN RR Co. Survey.

Agreement dated June 25, 1928, by and between Roxana Petroleum Corporation and Danciger Oil & Refining Company of Texas covering the E 80 acres of SW/4, Section 5, Block 1, ACH&B Survey, Gray County, Texas.

Gas Purchase Contract dated May 10, 1990, by and between Myriad Resources, as Seller, and Phillips 66 Natural Gas Company, as Buyer, covering Section 94, Block B-2, H&GN RR Company Survey, Gray County, Texas.

Casinghead Gas Contract dated February 23, 1949, by and between Danciger Oil & Refining Company and Phillips Petroleum Company, as amended and extended.

Asset Purchase and Sale Agreement among Myriad Resources Corporation, Westland Energy Company, and PAMTEX, a Texas general partnership composed of PAMTEX GP1 Ltd. and PAMTEX GP2 Ltd. as sellers, and the Borrower as the purchaser and dated April 25, 2006, as assigned from the Borrower to Pantwist, LLC